LICENSE AGREEMENTS	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
LICENSE AGREEMENTS

NTC S.r.l. In-License Agreement

On December 15, 2016, the Company and NTC S.r.l (“NTC”) entered into a license and distribution agreement (“NTC License Agreement”) pursuant to which we acquired the rights to use, market and sell NTC’s proprietary modified release bilayer tablet formerly known as LERTAL® for the management of allergic rhinitis in the U.S. and Canada. Such licensed product will be sold by us under the name AllerVarx™ in the U.S. and Canada. Under this agreement, we are obligated to pay a non-refundable upfront license fee of €15,000 ($15,806 USD based on December 31, 2016 exchange rate) and cash payments of up to €120,000 ($126,448 USD based on December 31, 2016 exchange rate) upon the achievement of certain sales milestones. The non-refundable upfront license is included in sales and marketing expense in the accompanying consolidated statement of operations for the year ended December 31, 2016 and accounts payable and accrued expense in the accompanying consolidated balance sheet at December 31, 2016.

Seipel Group Pty Ltd. In-License Agreement

On September 29, 2016, the Company and Seipel Group Pty Ltd. (“SG”) entered into a license and purchase agreement (“SG License Purchase Agreement”) pursuant to which we acquired the exclusive rights to use, market and sell SG’s proprietary dietary supplement formula known as Urox® for bladder support in the U.S. and worldwide. Under this agreement, we have agreed to minimum purchase order requirements of 25,000 units per calendar quarter beginning 12 months after our initial order to retain our exclusivity (see Note 11) and paid a brokerage fee of $200,000 which is included in sales and marketing expense in the accompanying consolidated statement of operations for the year ended December 31, 2016.

CRI In-License Agreement

On April 19, 2013, the Company and Centric Research Institute (“CRI”) entered into an asset purchase agreement (the “CRI Asset Purchase Agreement”) pursuant to which we acquired:

•	All of CRI’s rights in past, present and future Sensum+® product formulations and presentations, and

•	An exclusive, perpetual license to commercialize Sensum+® products in all territories except for the United States.

On June 9, 2016, the Company and CRI amended the CRI Asset Purchase Agreement (“Amended CRI Asset Purchase Agreement”) to provide us commercialization rights for Sensum+® in the U.S. through our Beyond Human® marketing platform through December 31, 2016. On January 1, 2017, the Company and CRI agreed to extend the term of the Amended CRI Asset Purchase Agreement to December 31, 2017, subject to an automatic one-year extension to December 31, 2018 upon certain conditions (see Note 12).

In consideration for the CRI Asset Purchase Agreement, we issued 631,313 shares of common stock to CRI in 2013. We recorded an asset totaling $250,000 related to the CRI Asset Purchase Agreement and are amortizing this amount over its estimated useful life of 10 years. Under the CRI Asset Purchase Agreement, we were required to issue to CRI shares of our common stock valued at an aggregate of $200,000 for milestones relating to additional clinical data to be received. As a result of the Amended CRI Asset Purchase Agreement, the Company and CRI agreed to settle the clinical milestone payments with a payment of 100,000 shares of restricted common stock. The fair value of the restricted shares of common stock of $23,000 was based on the market price of our common stock on the date of issuance and is included in research and development expense in the accompanying consolidated statement of operations for the year ended December 31, 2016.

The CRI Asset Purchase Agreement also requires us to pay to CRI up to $7 million in cash milestone payments based on first achievement of annual Ex-U.S. net sales targets plus a royalty based on annual Ex-U.S. net sales. The obligation for these payments expires on April 19, 2023 or the expiration of the last of CRI’s patent claims covering the product or its use outside the U.S., whichever is sooner. No sales milestone obligations have been met and no royalties are owed to CRI under this agreement during the years ended December 31, 2016 and 2015.

In consideration for the Amended CRI Asset Purchase Agreement, we are required to pay CRI a percentage of the monthly net profit, as defined in the agreement, from our sales of Sensum+® in the U.S. through our Beyond Human® marketing platform. During the year ended December 31, 2016, no amounts have been earned by CRI under the Amended CRI Asset Purchase Agreement.

J&H Co. LTD Agreement

On November 9, 2016, we entered into an exclusive ten-year license agreement with J&H Co. LTD, a South Korea company (“J&H”), under which we granted to J&H an exclusive license to market and sell our topical treatment for Female Sexual Interest/Arousal Disorder (“FSI/AD”) Zestra® and Zestra Glide® in South Korea. Under the agreement, J&H is obligated to order minimum annual quantities of Zestra® and Zestra Glide® totaling $2,000,000 at a pre-negotiated transfer price per unit. The minimum annual order quantities by J&H are to be made over a 12-month period beginning upon the completion of the first shipment of product in 2017. During the year ended December 31, 2016, no revenue was recognized related to this agreement.

Sothema Laboratories Agreement

On September 23, 2014, we entered into an exclusive license agreement with Sothema Laboratories, SARL, a Moroccan publicly traded company (“Sothema”), under which we granted to Sothema an exclusive license to market and sell Zestra® (based on the latest Canadian approval of the indication) and Zestra Glide® in several Middle Eastern and African countries (collectively the “Territory”).

Under the agreement, we received an upfront payment of $200,000 and are eligible to receive up to approximately $171 million upon and subject to the achievement of sales milestones based on cumulative supplied units of the licensed products in the Territory, plus a pre-negotiated transfer price per unit. We believe the amount of the upfront payment received is reasonable compared to the amounts to be received upon obtainment of future sales-based milestones.

As the sales-based milestones do not meet the definition of a milestone under ASC 605-28, we will recognize the revenue from the milestone payments when the cumulative supplied units’ volume is met. During the years ended December 31, 2016 and 2015, we recognized $16,056 and $56,487, respectively, in net revenue for the sales of products related to this agreement, and no revenue was recognized for the sales-based milestones of the agreement.

Orimed Pharma Agreement

On September 18, 2014, we entered into a twenty year exclusive license agreement with Orimed Pharma (“Orimed”), an affiliate of JAMP Pharma, under which we granted to Orimed an exclusive license to market and sell in Canada Zestra®, Zestra Glide®, our topical treatment for premature ejaculation EjectDelay® and our product Sensum+® to increase penile sensitivity.

Under the agreement, we received an upfront payment of $100,000 and are eligible to receive up to approximately CN $94.5 million ($70.2 million USD based on December 31, 2016 exchange rate) upon and subject to the achievement of sales milestones based on cumulative gross sales in Canada by Orimed plus double-digit tiered royalties based on Orimed’s cumulative net sales in Canada. We believe the amount of the upfront payment received is reasonable compared to the amounts to be received upon obtainment of future sales-based milestones.

As the sales-based milestones do not meet the definition of a milestone under ASC 605-28, we will recognize the revenue from the milestone payments when the cumulative gross sales volume is met. We will recognize the revenue from the royalty payments on a quarterly basis when the cumulative net sales have been met.  During the years ended December 31, 2016 and 2015, under this agreement we recognized $42,153 and $108,988, respectively, in net revenue for the sales of products and no revenue was recognized for the sales-based milestones. During the years ended December 31, 2016 and 2015, we recognized royalty payments of $1,252 and $0, respectively.

Elis Pharmaceuticals Agreements

On July 4, 2015, we announced that we had entered into an exclusive license and distribution agreement with Elis Pharmaceuticals, an emirates company (“Elis”), under which we granted to Elis an exclusive ten-year distribution right to market and sell Zestra® EjectDelay®, Sensum+® and Zestra Glide® in Turkey and select African and gulf countries. If Elis exceeds its minimum yearly orders, the agreement has a ten-year term extension. Under the agreement, we are eligible to receive up to $35.5 million in sales milestone payments plus an agreed-upon transfer price upon sale of products. We had preliminary listed Syria, Yemen and Somalia as countries in the definition of licensed territories, but these countries were removed  by the agreement of both parties from the agreement effective the date of signing of the agreement.  As the sales-based milestones are not considered a milestone under ASC 605-28, we will recognize the revenue from the milestone payments when the cumulative gross sales volume is met. We did not recognize any revenue from this agreement during the years ended December 31, 2016 and 2015.

On October 31, 2016, we entered into another exclusive license and distribution agreement with Elis under which we granted to Elis an exclusive ten-year distribution right to market and sell Zestra® in Lebanon. Under the agreement, we are eligible to receive up to $2.35 million in sales milestone payments plus an agreed-upon transfer price upon sale of products. As the sales-based milestones are not considered a milestone under ASC 605-28, we will recognize the revenue from the milestone payments when the cumulative gross sales volume is met. During the year ended December 31, 2016, no revenue was recognized related to this agreement.

Khandelwal Laboratories Agreement

On September 9, 2015, we entered into an exclusive license and distribution agreement with Khandelwal Laboratories, an Indian company (“KLabs”) under which we have granted to KLabs an exclusive ten-year distribution right to market and sell in the Indian Subcontinent, which is defined as India, Nepal, Bhutan, Bangladesh and Sri Lanka our products including Zestra®, EjectDelay®, Sensum+® and Zestra Glide®.  If KLabs exceeds its minimum yearly orders, the agreement has two five-year term extensions. Under the agreement the minimum orders for the first ten-year term of the agreement are approximately $2.6 million.  We did not recognize any revenue from this agreement during the years ended December 31, 2016 and 2015.